The Guardian Investor ProFreedom Variable Annuitysm (C Share)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated June 16, 2014.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2014, for The Guardian Investor ProFreedom Variable Annuitysm (C Share) issued through The Guardian Separate Account R.

I. Effective June 16, 2014 in the Prospectus section titled “YOUR RIGHTS AND RESPONSIBILITIES” the second paragraph of “DISTRIBUTION OF THE CONTRACT” is deleted and replaced by the following two paragraphs:

The Guardian Insurance & Annuity Company, Inc. (GIAC) will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations. Commissions paid in conjunction with the annuity contracts will be up to 1.5% on all premium payments. A commission of up to 0.25% of the unliquidated premiums of the contract may be paid quarterly beginning in the second contract year. If the oldest owner is age 81 or older on the contract’s issue date, commissions paid in conjunction with the contracts will be up to 1.0% on all premium payments and, beginning in the second contract year, a commission of up to 0.2125% of the unliquidated premiums may be paid quarterly.

For contracts issued on applications signed and dated on or after June 16, 2014, commissions paid in conjunction with the annuity contracts will be up to 1.5% on all premium payments. A commission of up to 0.25% of the unliquidated premiums of the contract may be paid quarterly beginning in the second contract year. If the oldest owner is age 81 or older on the date the application is signed and dated, commissions paid in conjunction with the annuity contracts will be up to 1.0% on all premium payments and, beginning in the second contract year, a commission of up to 0.2125% of the unliquidated premiums may be paid quarterly. If the oldest owner is age 86 or older on the date the application is signed and dated, commissions paid in conjunction with the annuity contracts will be up to 0.75% on all premium payments and, beginning in the second contract year a commission of up to 0.10% of the unliquidated premiums may be paid quarterly.

II. Effective August 11, 2014, the DWS Variable Series II — DWS Alternative Asset Allocation VIP (Class B) will be renamed the Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP-B Deutsche Alternative Asset Allocation VIP. All references to DWS Variable Series II — DWS Alternative Asset Allocation VIP in the Prospectus will hereby be replaced with Deutsche Variable Series II — Deutsche Alternative Asset Allocation VIP-B.

Except as set forth herein, all other provisions of the prospectuses noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE AND SHOULD BE RETAINED WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

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